Exhibit 99.1

Targeting Major Advances in the Treatment of CNS Disorders August 10 th , 2023

©2023 Relmada - All rights reserved Disclosures 2 Certain statements contained in this presentation or in other documents of Relmada Therapeutics, Inc. (the “Company”), along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward - looking statements.” These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same may differ from those set forth in the forward - looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate. Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its Securities and Exchange Commission (“SEC”) filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance. The Company assumes no obligation to update forward - looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company’s Form 10 - K, 10 - Q and 8 - K reports.

©2023 Relmada - All rights reserved Highly experienced clinical team with a successful track record advancing CNS programs through NDA approval Phase 3 program underway with two ongoing Phase 3 trials for REL - 1017 as Adjunctive Treatment for MDD Efficacy and safety profile of REL - 1017 potentially address limitations of current MDD treatments options Compelling Phase 2 data indicating the robust therapeutic effect of REL - 1017 for MDD Investment highlights 3 CNS= Central Nervous System CNS focused, with lead program for REL - 1017, a novel MOA, in Phase 3 for Major Depressive Disorder (MDD)

©2023 Relmada - All rights reserved 4 The unique profile of esmethadone (REL - 1017) addresses the limitations of current treatment options for MDD

©2023 Relmada - All rights reserved The prevalence of depression 5 ~10M Patients in the US treated for a major depressive episode in the last year 1 40% required combination Rx * ~19.3M Individual adults in the US had at least one major depressive episode in 2019 2 >280M People of all ages suffering from depression globally 3 *Rx = prescription 1. Substance Abuse and Mental Health Services Administration (SAMHSA), U.S. Department of Health and Human Services (HHS) 2019 National Survey on Drug Use and Health; 2. Decision Resources Group Unipolar Depression 2020 report; 3. WHO Depression Fact Sheet

Limitations of current treatments for MDD

Limited efficacy

~65% MDD patients do not respond to first antidepressant treatment[1]

Slow onset of action

Standard antidepressants, even when effective, may take up to 8 weeks to reach efficacy[2]

Safety and tolerability challenges

Side effects of atypical antipsychotics approved as adjunctive treatments for MDD include tardive dyskinesia, metabolic syndrome, cognitive impairment and stroke[3]



MDD = major depressive disorder

1. Trivedi MH, et al. Am J Psychiatry. 2006;163:28-40; 2. Ashton AK, et al. Curr Ther Res. 2005;66(2):97-106; 3. US Prescribing Information, brexpiprazole, quetiapine, aripiprazole

©2023 Relmada - All rights reserved
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©2023 Relmada - All rights reserved Unique profile of esmethadone (REL - 1017) addresses limitations of current treatments Potential as a rapid, oral, once - daily antidepressant for MDD, if approved 7 MDD = major depressive disorder; NMDAR = N - methyl - D - aspartate receptor 1. Bettini E al. Pharmacological Comparative Characterization of REL - 1017 (Esmethadone - HCl) and Other NMDAR Channel Blockers in Human Heterodimeric N - Methyl - D - Aspartate Receptors. Pharmaceuticals (Basel). 2022;15(8):997; 2. Bettini E et al. The N - Methyl - D - Aspartate Receptor Blocker REL - 1017 (Esmethadone) Reduces Calcium Influx Induced by Glutamate, Quinolinic Acid, and Gentamicin. Pharmaceuticals (Basel). 2022;15(7):882; 3. Stahl SM et al. Esmethadone (REL - 1017) and Other Uncompetitive NMDAR Channel Blockers May Improve Mood Disorders via Modulation of Synaptic Kinase - Mediated Signaling. Int J Mol Sci. 2022;23(20); 4. Fava M et al. REL - 1017 (Esmethadone) as Adjunctive Treatment in Patients With Major Depressive Disorder: A Phase 2a Randomized Double - Blind Trial. Am J Psychiatry. 2022;179(2):122 - 131; 5. Bernstein et al. Characterization of the Safety and Pharmacokinetic Profile of D - Methadone, a Novel N - Methyl - D - Aspartate Receptor Antagonist in Healthy, Opioid - Naive Subjects: Results of Two Phase 1 Studies. J Clin Psychopharmacol. 2019;39(3):226 - 237; 6. Relmada data on file Clinical data has demonstrated: • Robust, rapid, and sustained statistically significant antidepressant effects on all tested scales 4 • Rapid onset: significant efficacy effects by Day 4 4 • Favorable safety and tolerability profile consistent across all studies 4,5,6 : no opioid and no psychotomimetic adverse events and no metabolic side effects 4,5,6 • Orally administered, once - daily tablet Novel Mechanism of Action: preferential targeting of NMDAR channels potentially associated with MDD 1,2,3

Esmethadone[1] (REL-1017) is a novel NMDA receptor antagonist

NMDA: N-methyl-D-aspartate
GluN2D: Glutamate NMDA receptor with 2D subunits
BDNF: brain-derived neurotrophic factor
MDD: major depressive disorder

Receptor, synapses and brain images are artistic renditions


REL-1017
Ca++
Mg++
Glutamate
NR2
NR1


BDNF

Images from published article[8]


Vehicle
Esmethadone
5um



Esmethadone preferentially blocks tonically hyperactive GluN2D receptor subtypes[2], potentially increasing BDNF[3], decreasing neuroinflammation[4] and restoring physiological neuroplasticity[5,6,7].

Synaptic spines increase in size within 24 hours of administration[8]. Esmethadone is devoid of dissociative effects[9], has no meaningful abuse potential[10] and is administered orally once-daily.

1. Esmethadone is a promising non-dissociative NMDAR antagonist antidepressant (Fava 2023)
2. Esmethadone preferentially targets tonically hyperactive GluN2D receptors (Bettini 20222A)
3. Esmethadone increases BDNF release (Fogaca 2019; De Martin 2021)
4. Esmethadone reduces calcium influx induced by quinolinic acid (Bettini 2022B)
5. Esmethadone restores impaired neuroplasticity (Fogaca 2019; Stahl 2022)
6. Impaired neuroplasticity and neuroinflammation may be central to the pathophysiology of MDD (Cooper 2023)
7. Esmethadone is a promising neuroplastogen® that could transform the current treatment of MDD (Cooper 2023)
8. A single dose of esmethadone increases synaptic spines (Fogaca 2019)
9. Esmethadone does not cause dissociative effects (Shram 2023)
10. Esmethadone differs pharmacologically from levomethadone because it is devoid of clinically relevant opioid activity. Esmethadone has no meaningful abuse potential in healthy subjects (Bernstein 2019), patients with MDD (Fava 2022) and recreational substance users (Shram 2023)

©2023 Relmada - All rights reserved
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©2023 Relmada - All rights reserved 9 The clinical development of esmethadone (REL - 1017) is steadily progressing as Adjunctive Treatment for MDD

©2023 Relmada - All rights reserved Esmethadone (REL - 1017) clinical development status 10 All non - clinical studies have been successfully completed Stability testing of primary packaging has been completed, and production at scale has been validated The Phase 3 development program is ongoing; Reliance I (study 301) has been completed, Reliance II (study 302) and Relight (study 304) are currently in progress All Phase 1 studies and Human Abuse Potential studies (HAPs) have been successfully completed The open - label 12 - month study has been successfully completed

©2023 Relmada - All rights reserved 11 Data from the Phase 1, Phase 2, and Human Abuse Potential studies indicate favorable safety and tolerability of esmethadone (REL - 1017)

©2023 Relmada - All rights reserved All Phase 1 studies have been successfully completed 12 Multiple Ascending Dose (MAD) study Single Ascending Dose (SAD) study Oxycodone Human Abuse Potential (HAP) study Intravenous Ketamine Human Abuse Potential (HAP) study Renal Impairment study and Hepatic Impairment study Drug - Drug Interaction (DDI) study Absorption, distribution, metabolism, excretion (ADME) study

The Human Abuse Potential studies have been successfully completed and indicate no abuse potential of REL-1017

The results of experimental studies predictive of human abuse potential [1] and the results of human abuse potential studies in recreational opioid users [2] and in recreational ketamine users [3] indicate no meaningful abuse potential and support the DEA statement below:

U.S. Department of Justice · Drug Enforcement Administration

"The *d*-isomer lacks significant respiratory depressant action and addiction liability..."

US Drug Enforcement Administration
December 2019 [4]

1. Henningfield, et al. REL-1017 (esmethadone; D-methadone) does not cause reinforcing effect, physical dependence and withdrawal signs in Sprague Dawley rats. Sci Rep 12, 11389 (2022); 2. Shram M, et al., No meaningful abuse potential in recreational opioid users of REL-1017 (esmethadone hydrochloride), a new NMDAR antagonist and potential rapid-acting antidepressant American Society of Clinical Psychopharmacology (ASCP) 2022; 3. Shram M, et al., No meaningful abuse potential in recreational ketamine users of REL-1017 (esmethadone hydrochloride), a new NMDAR antagonist and potential rapid-acting antidepressant. American Society of Clinical Psychopharmacology (ASCP) 2022; 4. US DEA Statement on Methadone, December 2019 February 2022

©2023 Relmada - All rights reserved
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©2023 Relmada - All rights reserved Phase 2 study results: primary efficacy endpoint REL - 1017 25 and 50 mg (Day 1 loading dose 75 and 100 mg, respectively) showed rapid and sustained differences in MADRS change vs. placebo 14 Least - Square Mean Change in MADRS 5 0 - 5 - 10 - 15 - 20 - 25 P=0.0103; d=0.9 P=0.0039; d=1.0 P=0.0308; d=0.7 P=0.0122; d=0.8 P=0.0096; d=0.8 P=0.0087; d=0.9 P=0.9092; d=0.0 P=0.4340; d=0.3 Day 7 Day 14 - 8.7 * - 9.4 * - 7.6 * - 7.2 * - 10.4 * 50mg - 0.3 *P - value <.05 MADRS=Montgomery - Asberg Depression Rating Scale Placebo REL - 1017 25mg REL - 1017 50mg Mean drug - placebo difference MADRS Day 2 Day 4 25mg - 1.9 - 7.9 *

©2023 Relmada - All rights reserved Phase 2 study efficacy results: response & remission 15 50% 44% 20% 0% 13% 25% 38% 50% 63% PBO REL 25 mg REL 50 mg Day 14 Percent Subjects per ITT Group Percentage of subjects achieving response (≥ 50% MADRS improvement from baseline) N = 20 16 18 5% 31% 39% 0% 10% 20% 30% 40% PBO Percentage of subjects achieving remission (MADRS ≤10) Day 14 50% N= 20 REL 25 mg * 16 REL 50 mg * 18 Day 14: last efficacy assessment, 7 days after last dose of study drug * p = < .05 MADRS=Montgomery - Asberg Depression Rating Scale Source: Fava et al. Rapid and Sustained Antidepressant Effects of REL - 1017 (dextromethadone) as an Adjunctive Treatment for Major Depressive Disorder

©2023 Relmada - All rights reserved 16 The Phase 3 program as Adjunctive Treatment for MDD is currently ongoing

©2023 Relmada - All rights reserved H1 2022 H2 2022 H1 2023 H2 2023 H1 2024 H2 2024 COMPLETED ONGOING PLANNED Esmethdadone (REL - 1017) Phase 3 development program 17 Relight (304): adjunctive MDD trial Expanded Access Program (EAP) Reliance I (301): adjunctive MDD trial Reliance III (303): adjunctive MDD trial Reliance OLS: long - term, open - label study in MDD Reliance II (302): adjunctive MDD trial

©2023 Relmada - All rights reserved LS mean change from baseline in MADRS10 total score (+/ - 95% CI) 0 - 5 - 10 - 15 Reliance I primary efficacy endpoint: REL - 1017 showed a clinically meaningful - 2.3 MADRS point difference vs. placebo at Day 28 in the full analysis set 18 Day 28: last efficacy assessment Total N=227 ; MADRS=Montgomery - Asberg Depression Rating Scale; Source: Relmada Data on File MADRS (N=227) Placebo N=114, 25 mg N=113, 43 sites Day 4 Day 7 Day 14 Day 21 Day 28 End of treatment Placebo Mean (SD) - 9.3 (7.3) - 11.8 (9.9) - 12.2 (10.9) - 13.0 (11.2) - 12.9 (10.4) 25 mg Mean (SD) - 8.3 (8.9) - 10.2 (9.5) - 12.4 (9.4) - 14.4 (10.4) - 15.1 (11.3) Placebo LSMean (SE), MMRM - 8.5 (0.8) - 11.9 (0.9) - 12.4 (1.0) - 13.0 (1.0) - 13.4 (1.1) 25 mg LSMean (SE), MMRM - 8.3 (0.8) - 10.2 (0.9) - 12.6 (1.0) - 14.2 (1.0) - 15.1 (1.1) REL - 1017 vs Placebo LSMean Diff (SE); p - value, MMRM 0.2 (1.2); 0.85 1.7 (1.3); 0.20 - 0.2 (1.4); 0.88 - 1.2 (1.5); 0.42 - 1.7 (1.5); 0.26 Placebo REL - 1017 25mg - 2.3 diff. REL - 1017 vs. placebo p=0.15 ES= - 0.21

©2023 Relmada - All rights reserved In Reliance I REL - 1017 showed a clinically meaningful - 3.1 MADRS point difference vs. placebo at Day 28 in the Reliance I per protocol set* (p=0.051) 19 - 3.1 diff. REL - 1017 vs. placebo p= 0.051 ES= - 0.29 LS mean score with 95% CI Placebo REL - 1017 25mg *Per - Protocol Set: Valid completer, i.e, participants who completed the 28 - day treatment and did not have any major protocol deviations impacting the efficacy assessments. This set was analyzed according to the treatment actually received. Day 28: End of treatment and primary efficacy endpoint MADRS=Montgomery - Asberg Depression Rating Scale; Source: Relmada Data on File MADRS (N=198) Placebo N=97, 25 mg N=101 Day 4 Day 7 Day 14 Day 21 Day 28 End of treatment Placebo Mean (SD) - 9.0 (7.4) - 11.2 (9.7) - 11.8 (10.2) - 12.5 (10.8) - 12.5 (9.9) 25 mg Mean (SD) - 8.3 (8.7) - 10.4 (9.5) - 12.6 (9.5) - 15.0 (10.5) - 15.6 (11.2) Placebo LSMean (SE), MMRM - 8.2 (0.9) - 11.2 (1.0) - 11.9 (1.0) - 12.3 (1.1) - 12.7 (1.1) 25 mg LSMean (SE), MMRM - 8.3 (0.8) - 10.4 (1.0) - 12.9 (1.0) - 14.6 (1.1) - 15.6 (1.1) REL - 1017 vs Placebo LSMean Diff (SE); p - value, MMRM - 0.8 (1.2); 0.95 0.8 (1.4); 0.56 - 1.0 (1.4); 0.50 - 2.3 (1.5); 0.12 - 2.9 (1.5); 0.057 - 15 0 - 3 - 6 - 9 - 12 - 18

©2023 Relmada - All rights reserved Percentage of subjects achieving remission (MADRS ≤10) Percentage of subjects achieving response (≥ 50% MADRS improvement from baseline) Reliance I achieved a statistically significant response rate of 40% (p=0.044), and achieved remission rate of 22% (p=0.076) at Day 28 in the full analysis set 20 N= 0% 10% 20% 30% 40% 50% PBO REL 25 mg 45 13% 22% 0% 10% 20% 30% 40% 50% PBO 15 REL 25 mg 25 N= 31 40% * 27% Day 28: last efficacy assessment Total N=227 ; * p= <0.05 MADRS=Montgomery - Asberg Depression Rating Scale; Source: Relmada Data on File Percent Subjects per ITT Group Day 28 Day 28

©2023 Relmada - All rights reserved Patient sources: verifiable vs. unverifiable 21 Verifiable sources • Past patient at site • Current patient • Site database • HCP referral • Radio/TV AD • Banner/Pop AD • Social media • Internet search • Friend • Recruitment company • Referral from other patients Unverifiable sources

©2023 Relmada - All rights reserved Baseline/ Day 1 Day 4 Day 7 Day 14 Day 21 Day 28 Reliance I MADRS10 results for patients from verifiable sources vs unverifiable sources 22 REL 52 50 50 50 49 49 PLA 40 39 39 39 37 37 Average change from baseline on Day 28 REL - 1017 - 17.22 PLACEBO - 11.76 Average change from baseline on Day 28 REL - 1017 - 13.22 p = 0.58911 PLACEBO - 14.31 Mean MADRS10 score Mean MADRS10 score Baseline/ Day 4 Day 1 Day 7 Day 14 Day 21 Day 28 REL 61 61 60 60 59 60 PLA 74 70 70 66 65 70 P - values are calculated using Student's Two - sample equal variance t - Test, with a two - tailed distribution 0 5 10 15 20 25 30 35 40 Patients from verifiable sources REL PLA p = 0.01614 - 5.5 diff. REL - 1017 vs. placebo 0 5 10 15 20 25 30 35 40 Patients from unverifiable sources REL PLA

©2023 Relmada - All rights reserved In Reliance I no serious treatment related treatment - emergent adverse event (TEAE)* and no opioid like effects were observed 23 Variable Placebo (N=114) REL - 1017 25 mg (N=113) All patients (N=227) N % N % N % Patients with at least one TEAE 61 53.5 55 48.7 116 51.1 Patients with at least one treatment related TEAE 28 24.6 30 26.5 58 25.6 Patients with at least one serious treatment related TEAE 0 0.0 0 0.0 0 0.0 Headache 9 7.9 13 11.5 22 9.7 COVID19 10 8.8 6 5.3 16 7.0 Upper respiratory tract infection 6 5.3 8 7.1 14 6.2 Nausea 5 4.4 8 7.1 13 5.7 Diarrhea 7 6.1 5 4.4 12 5.3 Constipation 7 6.1 3 2.7 10 4.4 Dizziness 2 1.8 7 6.2 9 4.0 Treatment - emergent adverse events* occurring in 5% or more patients per treatment arm Treatment - emergent adverse events by preferred term in patients with MDD in the safety analysis set *Treatment - emergent adverse event was defined as an adverse event that started or worsened after treatment with the trial drug

©2023 Relmada - All rights reserved REL - 1017 displays a favorable safety & tolerability profile and confirms no evidence for meaningful abuse potential across studies 24 1. C - SSRS: Columbia Suicide Severity Rating Scale; 2. CADDS: Clinician - Administered Dissociative States Scale; 3. SOWS: Subjective Opioid Withdrawal Scale; 4. COWS: Clinical Opiate Withdrawal Scale; 5. PWC - 20: Physician Withdrawal Checklist; 6. MADDERS ® : Misuse, Abuse, and Diversion Drug Event Reporting System No AE related to QTcF prolongation No signal of drug induced suicidal ideation/behavior measured with C - SSRS 1 No signal of drug - induced dissociation measured with CADDS 2 No “drug liking” VAS differences from placebo No signal of withdrawal measured with SOWS 3 , COWS 4 and PWC - 20 5 No MADDERS ® reports of concern 6 Cardiac safety No increase in suicidality No dissociative effects No abuse potential These Phase 3 results are consistent with safety and tolerability findings from the Phase 2 study

©2023 Relmada - All rights reserved 25 Relmada is conducting two Phase 3 trials Phase 3 studies, currently ongoing in the United States, to evaluate the efficacy and safety of REL - 1017 as an adjunctive treatment for MDD.

©2023 Relmada - All rights reserved Three pillars for successful clinical execution 26 Successful clinical execution Sponsor oversight Study protocol Streamlined protocol to reduce placebo response Site selection Sites with dedication to quality data Subject selection Stringent eligibility process with independent adjudicator and verified medical records

Reliance II (study 302) trial design for Adjunctive Treatment of MDD

Reliance II

ADJUNCTIVE THERAPY

Primary endpoint:

- Change in MADRS at Day 28

Secondary endpoints:

- Change in MADRS score at Day 7
- Change in CGI-S score at Day 28
- Response Rate at Day 28
- Remission Rate at Day 28

Safety and tolerability assessments



28 DAYS OF DOSING (QD)
30-day screening confirms MDE with inadequate response to 1-3 ADT
1:1 RANDOMIZATION
ADT + 25 mg REL-1017 (Day 1 loading dose 75 mg)
ADT + matching placebo
Follow-up assessments & EAP availability
D 1
Start dosing
D 7
D 14
D 21
D28
End of treatment

MADRS = Montgomery-Asberg Depression Rating Scale; EAP = expanded access program; MDE = major depressive episode; QD = once daily

©2023 Relmada - All rights reserved
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Relight (study 304) trial design for Adjunctive Treatment of MDD

Relight

ADJUNCTIVE THERAPY

Primary endpoint:

- Change in MADRS at Day 28

Secondary endpoints:

- Change in MADRS score at Day 7
- Change in CGI-S score at Day 28
- Response Rate at Day 28
- Remission Rate at Day 28

Safety and tolerability assessments



28 DAYS OF DOSING (QD)
30-day screening confirms MDE with inadequate response to 1-3 ADT
1:1 RANDOMIZATION
ADT + 25 mg REL-1017 (Day 1 loading dose 75 mg)
ADT + matching placebo
Follow-up assessments & EAP availability
D 1
Start dosing
D 7
D 14
D 21
D28
End of treatment

MADRS = Montgomery-Asberg Depression Rating Scale; MDE = major depressive episode; ADT = antidepressant treatment; QD = once daily; EAP = expanded access program

©2023 Relmada - All rights reserved
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©2023 Relmada - All rights reserved Data generated for esmethadone (REL - 1017) support efficacy, safety, and tolerability for adjunctive treatment of depression 29 Phase 2 trial reached significance p= 0.0122 (25 mg) for the primary endpoint in the Intent - to - treat (ITT) analysis Reliance I, the first adjunctive Phase 3 trial, showed a 40% response rate (p = 0.044) in the ITT analysis and 3.1 MADRS - points CFB difference compared with placebo (p = 0.0510) in the Per Protocol (PP) analysis All studies to date have shown a consistent favorable safety and tolerability profile with no evidence of abuse potential or withdrawal Reliance II (study 302) and Relight (study 304) are currently ongoing in the US to evaluate the efficacy of REL - 1017 25mg MADRS = Montgomery - Asberg Depression Rating Scale; CFB = change from baseline

©2023 Relmada - All rights reserved 30 Corporate information

©2023 Relmada - All rights reserved Warrants outstanding Operating cash burn Common shares outstanding* Financial overview 31 Cash, cash equivalents & short - term investments $118.5 million ~3.0 million $13.3 million ~30.1 Million As of 06/30/2023, weighted average exercise price, $17.02 2Q23 As of 06/30/2023 As of 06/30/2023 *As converted share count of 45.6 MM share as of 06/30/2023

©2023 Relmada - All rights reserved Through our Neuroplastogen TM Program we are developing a pipeline of molecules with neuroplastic modulating activity for a variety of indications 32 Novel esmethadone derivatives We have synthesized a series of novel esmethadone derivatives with NMDAR regulating activity. We are in the process of selecting the most promising candidates to advance into development for the treatment of CNS disorders. CNS = Central Nervous System; NMDAR = N - methyl - D - aspartate receptor Novel psilocybin formulation and novel psilocybin derivatives We are developing a novel psilocybin formulation and we are synthetizing psilocybin derivatives with promising activity for the treatment of CNS disorders.

Summary

Focus on CNS diseases and lead program in Major Depressive Disorder

- REL-1017 is in Phase 3 for depression, a primary cause of disability worldwide[1]
- REL-1017 potentially addresses the limitations of current MDD treatments where 50%–66% of patients do not fully recover on an antidepressant medication[2], take 4-8 weeks to work, and have significant side effects
- Highly experienced clinical team with CNS focused backgrounds and successful track record of advancing programs through NDA approval

Highly compelling opportunity with esmethadone (REL-1017)

- **Phase 3 program underway** with positive efficacy signals and safety data
- Novel MOA with successful Phase 2 trial in adjunctive MDD that showed statistically significant, robust, rapid, and sustained antidepressant effects with favorable safety and tolerability profile[3]
- Strong intellectual property estate around REL-1017 with expirations through the mid/late-2030s

Ongoing Phase 3 trials are operationally improved

- Improved clinical trial management
- Quality patient selection
- Careful site selection
- Protocol simplification

CNS= Central Nervous System; MDD = major depressive disorder; MOA = mechanism of action\
1. WHO Depression Fact Sheet; 2. Al-Harbi K.S. 2012 *Patient Preference and Adherence*; 3. Fava, et al. Rapid and Sustained Antidepressant Effects of REL-1017 (dextromethadone) as an Adjunctive Treatment for Major Depressive Disorder: A Phase 2 Trial. 2021

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Thank you 34